ACCORD AND SATISFACTION

This Accord and Satisfaction (the "Agreement") is entered into on the __ day of September, 2006 by and between William D. Dunlavy ("Will") and Park City Group, Inc. ("PCG").

                                    RECITALS

Whereas, Will has an employment agreement (the Employment Agreement") with Cooper Fields, LLC dated July 1, 1999; and

Whereas, PCG is the successor in interest to Cooper Fields, LLC and its business, operations and obligations; and

Whereas, Will acknowledges that any obligations of Cooper Fields, LLC that may or may not continue as of the date hereof are the obligations of PCG and any satisfaction by PCG shall work as a satisfaction on behalf of Cooper Fields LLC.

                                    AGREEMENT

Now therefore, in consideration of the mutual covenants and conditions contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. PCG hereby grants to Will a Common Stock Purchase Warrant to purchase up to 80,000 shares of common stock of PCG. The terms of the warrant are set forth in the form of warrant attached hereto as Exhibit A, the original executed copy of which shall be delivered to Will concurrent with the execution of the Agreement.

2. Will hereby releases and forever discharges and by these presents does, for himself, his heirs, executors, administrators and successors, remise, release acquit, satisfy and forever discharge PCG, its subsidiaries, affiliates and officers and directors, of and from all, and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, covenants and contracts, promises, claims and demands whatsoever in law or in equity arising out of the Employment Agreement which he ever had, now has or which his heirs, executors or administrators, hereafter can, shall or may have, for upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Agreement.

3. Nothing contained herein shall effect the terms and conditions of Will's employment with PCG as it currently exists other than whatever effect the Employment Agreement had.

In witness whereof, the parties hereto have caused this Accord and Satisfaction to be executed as of the date first above written.


Park City Group, Inc.

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William D. Dunlavy